Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: January 2008
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Laurent	Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS

I.	Statement of Operations
II.	Balance Sheet
III.	Schedule of Cash Receipts and Disbursements
IV.	Disbursement Summary by Legal Entity
V.	Schedule of Aged Accounts Receivable
VI.	Schedule of Aged Accounts Payable
VII.	Schedule of Advisory Fees Paid
VIII.	Book Balance Detail for Cash Accounts
IX.	Debtor Questionnaire
X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 01/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Gross Sales	$—	$—	$958	$—	$5	$2,240	$—	$—	$17
Sales-Intercompany	—	—	(6)	—	11	1	—	—	(1)
Sales Deductions	—	—	(278)	—	—	(101)	—	—	(1)
Net Sales	$—	$—	$674	$—	$16	$2,140	$—	$—	$15
Standard Cost of Sales	62	—	689	—	76	1,653	—	—	13

Gross Profit	(62)	—	(15)	—	(60)	487	—	—	2

% of Net Sales	0.0%	0.0%	83.3%	0.0%	-60.3%	9.4%	0.0%	0.0%	16.3%

Operating Expenses:
Administrative	5	—	99	—	—	(32)	635	—	1
Advertising	—	—	33	—	—	22	—	—	—
Selling	—	—	94	—	11	143	1	—	7
Shipping & Warehousing	—	—	119	—	7	22	—	—	—
Research & development	—	—	112	—	2	86	—	—	—
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	5	—	457	—	20	241	636	—	8

Advisory costs	—	—	—	—	—	—	938	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(67)	—	(472)	—	(80)	246	(1,574)	—	(6)

Corporate Overhead	—	—	383	—	—	97	(502)	—	22
Net Use Assets Charge	11	—	36	—	5	61	(118)	—	(18)
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	—	—	—	—	—	—	1,334	—	(1)
Gain/(loss) on sale of business	—	—	—	—	(656)	—	—	—	—
Other Expense(inc)	—	—	—	—	—	—	(6)	—	(20)
Management Fees(inc)	—	—	—	—	—	—	—	—	—

Income before income taxes	(78)	—	(891)	—	571	88	(2,282)	—	11

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$(78)	$—	$(891)	$—	$571	$88	$(2,282)	$—	$11

EBITDA	$34	$—	$(466)	$—	$(77)	$266	$(625)	$—	$(6)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 01/31/2008
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Gross Sales	$—	$—	$1,425	$—	$—	$—	$—	$1,912	$6,557	$8,270
Sales-Intercompany	—	—	—	—	—	—	—	—	5	—
Sales Deductions	—	—	(16)	—	—	—	—	(26)	(422)	(512)
Net Sales	$—	$—	$1,409	$—	$—	$—	$—	$1,886	$6,140	$7,758
Standard Cost of Sales	—	—	1,349	—	—	—	—	1,292	5,134	6,479

Gross Profit	—	—	60	—	—	—	—	594	1,006	1,279

% of Net Sales	0.0%	0.0%	22.2%	0.0%	0.0%	0.0%	0.0%	7.0%	6.0%	16.5%

Operating Expenses:
Administrative	4	—	145	—	—	—	58	71	986	1,166
Advertising	—	—	1	—	—	—	—	17	73	83
Selling	—	—	176	—	—	—	—	135	567	690
Shipping & Warehousing	—	—	—	—	—	—	—	5	153	173
Research & development	—	—	13	—	—	—	—	58	271	255
Amortization Expense	—	—	26	—	—	—	—	7	33	39
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	361	—	—	—	58	293	2,083	2,406
Advisory costs	—	—	—	—	—	—	—	—	938	938
Restructuring Expense	—	—	—	—	—	—	—	—	—	—

Operating Income (Loss)	(4)	—	(301)	—	—	—	(58)	301	(2,015)	(2,065)

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	25	(1)	1	1
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	—
Net Interest Expense	—	—	2	—	—	—	—	—	1,335	1,395
Gain/(loss) on sale of business	—	—	14,782	—	—	—	—	—	14,126	14,126
Other Expense(inc)	(9)	—	—	—	—	—	—	(4)	(39)	1,104
Management Fees(inc)	—	—	—	—	—	—	—	—	—	—

Income before income taxes	5	—	(15,085)	—	—	—	(83)	306	(17,438)	(18,691)
Income Taxes	—	—	—	—	—	—	—	—	—	—

Net income(loss)	$5	$—	$(15,085)	$—	$—	$—	$(83)	$306	$(17,438)	$(18,691)

EBITDA	$(4)	$—	$(265)	$—	$—	$—	$(28)	$343	$(828)	$(786)

Fedders North America, Inc. et al.
II. Balance Sheet as of 01/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:

Cash	$1	$—	$29	$—	$(3)	$1	$2,271	$—	$321
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	6,674	—	18	3,765	235	—	490
Less:Allowance	—	—	(400)	—	(12)	(171)	—	—	(250)

Net Accounts Receivable	—	—	6,274	—	6	3,594	235	—	240

Inventories:
Finished goods	66	—	11,775	—	—	677	—	—	—
Work in progress	—	—	—	—	—	8	—	—	—
Raw Materials	107	—	—	—	—	4,608	—	—	—
Service Parts	—	—	1,837	—	—	60	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	—	—	—	—	—
In-Transit Inventory	—	—	4	—	—	—	—	—	—

Gross Inventory	173	—	13,616	—	—	5,353	—	—	—
Less inventory reserves	(173)	—	(2,114)	—	—	(927)	—	—	—

Net Inventory	—	—	11,502	—	—	4,426	—	—	—
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	868	—	304	—	(14)	1,101	952	—	41

Total Current Asset	869	—	18,109	—	(12)	9,122	3,458	—	602

Investment in Subsidiaries 1	7,213	—	7,867	—	—	—	26,878	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	1,610	—	—	—
Land Improvement	287	—	—	—	45	5	—	—	—
Buildings	7,808	—	—	—	1,008	1,999	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	8,849	—	1,028	—	347	2,222	884	—	15
Furniture & Fixture	44	—	464	—	132	44	1,228	—	87
Auto & Trucks	16	—	—	—	—	—	—	—	—
Jigs & Dies	7,655	—	—	—	5	—	—	—	—
Construction in Progress	—	—	—	—	—	95	—	—	—

Gross P.P.& E.	24,739	—	1,539	—	1,537	5,975	3,374	—	102
Accumulated Depreciation	(20,588)	—	(1,456)	—	(861)	(1,455)	(3,346)	—	(102)

Net P.P.& E.	4,151	—	83	—	676	4,520	28	—	—

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	8	—	—	—	—	—	—	—	—
Other Assets	3,466	—	3	—	2	1	14,457	—	2

Total Assets	$15,707	$—	$26,062	$—	$666	$13,643	$44,821	$—	$604

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 01/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$18,455	$—	$—
Current Portion of L/T debt	157	—	—	—	89	—	—	—	—
Accounts Payable	188	—	206	—	29	879	1,681	—	14
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	137	—	168	—	7	234	2,247	—	2
Payroll Taxes	—	—	2	—	(1)	—	1	—	—
Total Accrued Expenses	62	—	549	—	29	281	4,975	—	28
Other Current Liabilities	—	1	5	—	—	3	2	—	3

Total Current Liab-Post Petition	544	1	930	—	153	1,397	27,361	—	47

Intercompany Accounts	119	(2)	(915)	—	(2,183)	1,781	10,052	—	(112)
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,936)	5,613	59,958	—	30,081	7,353	262,492	—	(18,727)
Liabilities Subject to Compromise	160,866	86	11,772	—	327	2,946	62,852	—	3,725

Total Liabilities	(245,407)	5,698	71,745	—	28,378	13,477	362,757	—	(15,067)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,188	—	—
Class A Stock	—	—	—	—	—	—	4,346	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,018	—	(4,842)	—	999	7,814	(34,461)	—	4,842
Retained Earning-prior	214,170	(5,698)	(40,042)	—	(29,283)	(7,736)	(253,845)	—	10,800
Current Month Net Income(Loss)	(79)	—	(893)	—	571	88	(2,282)	—	12
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	261,114	(5,698)	(45,683)	—	(27,712)	166	(317,936)	—	15,671

Total liabilities & equity	$15,707	$—	$26,062	$—	$666	$13,643	$44,821	$—	$604

Fedders North America, Inc. et al.
II. Balance Sheet as of 01/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.[2]	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$17	$—	$2	$—	$—	$—	$—	$3	$2,642	$6,073
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	406	—	—	—	—	—	—	3,473	15,061	25,733
Less:Allowance	(9)	—	—	—	—	—	—	(43)	(885)	(4,532)

Net Accounts Receivable	397	—	—	—	—	—	—	3,430	14,176	21,201

Inventories:
Finished goods	42	—	—	—	—	—	—	1,984	14,543	18,666
Work in progress	—	—	—	—	—	—	—	723	731	1,690
Raw Materials	72	—	—	—	—	—	—	2,132	6,919	20,189
Service Parts	44	—	—	—	—	—	—	—	1,941	2,145
Supplies	—	—	—	—	—	—	—	—	—	266
Freight & Duty	—	—	—	—	—	—	—	—	—	1
In-Transit Inventory	—	—	—	—	—	—	—	528	532	804

Gross Inventory	158	—	—	—	—	—	—	5,367	24,666	43,761
Less inventory reserves	(151)	—	—	—	—	—	—	(819)	(4,184)	(17,566)

Net Inventory	7	—	—	—	—	—	—	4,548	20,482	26,195
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	843	—	—	—	—	—	38	199	4,332	7,045

Total Current Asset	1,264	—	2	—	—	—	38	8,180	41,632	60,514

Investment in Subsidiaries 1	21,144	—	—	—	—	—	—	100	63,202	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	2,634	2,634
Land Improvement	—	—	—	—	—	—	899	23	1,259	1,259
Buildings	—	—	—	—	—	—	10,770	5,808	27,393	29,725
Leasehold improvement	—	—	—	—	—	—	—	425	1,734	5,303
Machinery & Equipment	4	—	—	—	—	—	4,112	5,475	22,936	44,214
Furniture & Fixture	41	—	—	—	—	—	889	3,717	6,646	7,866
Auto & Trucks	—	—	—	—	—	—	—	—	16	1,160
Jigs & Dies	—	—	—	—	—	—	321	4,281	12,262	15,212
Construction in Progress	—	—	—	—	—	—	—	—	95	117

Gross P.P.& E.	45	—	—	—	—	—	17,459	20,205	74,975	107,490
Accumulated Depreciation	(44)	—	—	—	—	—	(12,564)	(15,432)	(55,848)	(79,783)

Net P.P.& E.	1	—	—	—	—	—	4,895	4,773	19,127	27,707

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	18,419	18,419	18,419
Other Intangibles	—	—	—	—	—	—	—	156	164	164
Other Assets	282	—	1	—	—	—	1	4	18,219	23,474

Total Assets	$22,691	$—	$3	$—	$—	$—	$4,934	$31,632	$160,763	$130,279

[1]	Does not reflect eliminations between the Debtor entities

[2]	Balance sheet as of close of asset sale transaction on 1-25-2008

Fedders North America, Inc. et al.
II. Balance Sheet as of 01/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex
	Inc.	Corporation	Inc.[2]	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:
Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$18,455	$26,991
Current Portion of L/T debt	—	—	—	—	—	—	—	—	246	365
Accounts Payable	2	—	—	—	—	—	(4)	639	3,634	42,041
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	—	—	—	—	—	102	3,238	4,269
Payroll Taxes	10	—	—	—	—	—	—	—	12	76
Total Accrued Expenses	5	—	—	—	—	—	17	—	5,946	11,980
Other Current Liabilities	1	—	—	—	—	—	1	2	18	323

Total Current Liab-Post Petition	359	—	—	—	—	—	14	743	31,549	86,045

Intercompany Accounts	126	—	(1,158)	—	—	—	276	15,563	23,547	113
Long Term Debt	—	—	—	—	—	—	—	—	—	1,115

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	9
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	(32)

Pre-Petition Intercompany Accounts	58,233	—	5,073	—	—	—	2,759	22,110	28,009	84
Liabilities Subject to Compromise	1,243	—	5,134	—	—	—	—	1,926	250,877	250,877

Total Liabilities	59,961	—	9,049	—	—	—	3,049	40,342	333,982	338,211

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,698	371
Class A Stock	—	—	—	—	—	—	—	—	4,346	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,251	115,576
Retained Earning-prior	(40,665)	—	6,035	—	—	—	(60,382)	(8,993)	(215,639)	(274,043)
Current Month Net Income(Loss)	5	—	(15,086)	—	—	—	(83)	306	(17,441)	(18,693)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(20)	—	—	—	—	—	—	110	201	3,499

Total Stockholder’s equity	(37,270)	—	(9,046)	—	—	—	1,885	(8,710)	(173,219)	(207,932)

Total liabilities & equity	$22,691	$—	$3	$—	$—	$—	$4,934	$31,632	$160,763	$130,279

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 01/31/2008
($ in 000’s)

	Fedders North		Emerson Quiet
	America,	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc.[1]
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$796	$—	$3	$2,749	$10,581	$—	$—

Operating Disbursements

Employee Costs	10	—	182	1	72	719	461	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	231	—	—	—	—	—	—	—	—
Material Costs	0	—	8	2	1	1,011	1	—	—
Freight/Duty	146	—	53	12	1	139	6	—	—
Utilities	56	—	—	1	2	10	3	—	—
Machinery & Equip	—	—	2	—	2	13	3	—	—
Facility Costs	15	—	—	—	21	—	55	—	—
IT/Telecom	9	—	11	1	2	2	13	—	—
Insurance	—	—	19	—	—	6	141	—	—
Taxes	—	—	—	—	—	1	0	—	—
Other	46	—	84	2	1	57	21	—	44

	513	—	358	19	102	1,959	703	—	44

Operating Cash Flow	(513)	—	438	(19)	(99)	790	9,878	—	(44)

Non-Operating Disbursements

Interest/ Fees	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	1,535	—	—
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,535	—	—

Net Cash Generated (Used)	$(513)	$—	$438	$(19)	$(99)	$790	$8,343	$—	$(44)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 01/31/2008
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$853	$—	$—	$—	$—	$3,315	$18,297

Operating Disbursements

Employee Costs	—	—	416	—	—	—	—	451	2,313
Material Costs	—	—	—	—	—	—	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	360	360
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	231
China Transfers-Qingpu (Intercompany)	—	—	594	—	—	—	—	398	2,014
Freight/Duty	—	—	76	—	—	—	—	79	511
Utilities	—	—	12	—	—	—	—	51	134
Machinery & Equip	—	—	25	—	—	—	—	9	53
Facility Costs	—	—	61	—	—	—	—	6	157
IT/Telecom	—	—	3	—	—	—	—	2	42
Insurance	—	—	—	—	—	—	—	7	173
Taxes	—	—	28	—	—	—	—	99	128
Other	—	—	65	—	—	—	—	79	400

	—	—	1,279	—	—	—	—	1,540	6,517

Operating Cash Flow	—	—	(426)	—	—	—	—	1,775	11,780

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	—
Restructuring Fees	—	—	—	—	—	—	—	—	1,535
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,535

Net Cash Generated (Used)	$—	$—	$(426)	$—	$—	$—	$—	$1,775	$10,244

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 01/31/2008
($000’s)

			Cumulative
			Post-Petition
Legal Entity	Case Number	Jan-08	Disbursements
Fedders North America, Inc.	07-11176	$513	$1,746
Columbia Specialties, Inc. 1	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	358	4,207
Envirco Corporation 2	07-11179	19	209
Eubank Coil Company	07-11180	102	581
Fedders Addison Company, Inc.	07-11181	1,959	8,885
Fedders Corporation	07-11182	2,238	13,305
Fedders Holding Company, Inc. 1	07-11183	—	—
Fedders, Inc.	07-11184	44	530
Fedders International, Inc. 1	07-11185	—	—
Fedders Investment Corporation 1	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	1,279	12,053
Fedders Outlet, Inc. 1	07-11188	—	—
Herrmidifier Company, Inc. 2	07-11189	—	—
Island Metal Fabricating, Inc. 3	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	1,540	10,554

Total Debtor Disbursements		$8,053	$52,071

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 01/31/2008
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	1,053	415	212	4,994	6,674
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	3	4	(1)	(1)	6
Fedders Addison Company, Inc.	07-11181	3,013	239	46	451	3,749
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	156	38	3	293	490
Fedders International, Inc.	07-11185	—	73	—	711	784
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc. [1]	07-11192	1,828	1,241	369	192	3,630

Net Accounts Receivable of the Debtors		$6,053	$2,010	$629	$6,640	$15,332

Other Reconciling items [2]						(273)

Gross Accounts Receivable						$15,061

[1]	Includes certain accounts with credit balances

[2]	Includes adjusting journal entries, deposits collected during month, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada. Also includes working capital adjustments for sold business units.

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 01/31/2008
($000’s)

		Days Old
Legal Entity	Case Number	less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$99	$0	$—	$—	$99
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	75	13	—	1	89
Envirco Corporation	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	12	6	—	—	18
Fedders Addison Company, Inc.	07-11181	448	57	(1)	10	514
Fedders Corporation	07-11182	345	713	291	332	1,681
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	9	0	—	—	9
Fedders International, Inc.	07-11185	—	—	—	2	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	99	162	—	(1)	260

Total Aging		$1,087	$952	$290	$344	$2,672

Other Reconciling Items [1]						962

Total Unpaid Post Petition Debts						$3,634

[1]	Relates to AP checks outstanding, open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 01/31/2008
($000’s)

Vendor	1/31/08	Cumulative[1]
Saul Ewing	$255	$1,007
Barrier Advisors [2]	100	504
Alvarez and Marsal [3]	553	1,377
Sitirck And Company	10	96
Chanin Advisors/ Duff & Phelps	—	150
Weil, Gotshal & Manges [2]	—	915
Mesirow Financial	304	304
Brown Rudnick	135	258
Lowenstein Sandler	23	35
Greenberg Traurig	10	24
Haynes & Boone	—	249
Logan & Company	109	215
Fasken Martineau Dumoulin	—	42
Other	38	54

Total Advisory Fees Paid	$1,535	$5,230

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 01/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	01/31 Book Balance		Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$—		2/22/2008

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—		2/22/2008
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	17	[1]	2/22/2008
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	23		2/22/2008

07-11178	Emerson Quiet Kool Corporation				$40

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	$(20	) [1]	3/10/2008
07-11180	Eubank Coil Company			Petty Cash	0		3/10/2008

07-11180	Eubank Coil Company				$(20)

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—		2/12/2008
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—		2/12/2008
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—		2/12/2008
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—		2/12/2008
07-11181	Fedders Addison Company, Inc.			Petty Cash	1		2/12/2008

07-11181	Fedders Addison Company, Inc.				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—		2/27/2008
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—		2/27/2008
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—		2/27/2008
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—		2/27/2008
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—		2/27/2008
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—		2/27/2008
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	—		2/27/2008
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	5		2/27/2008
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—		2/27/2008
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	60		2/27/2008
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	208		2/27/2008
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	126		2/27/2008
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35		2/27/2008
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	—		2/27/2008
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10		2/27/2008
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—		2/27/2008
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	1,547		2/27/2008
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—		2/27/2008
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—		2/27/2008
07-11182	Fedders Corporation	Janus	881235094	Investment	—		2/27/2008
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—		2/27/2008
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	316		2/27/2008
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2		2/27/2008
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0		2/27/2008
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1		2/27/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—		2/27/2008
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—		2/27/2008
07-11182	Fedders Corporation			Petty Cash	0		2/27/2008
	Other Reconciling items [2]				(40)

07-11182	Fedders Corporation Total				$2,271

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 01/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	01/31 Book Balance	Reconciled
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	33	2/22/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	289	2/22/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	0	2/22/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US$	0	2/22/2008
	Fedders, Inc.			Petty Cash	1	2/22/2008

07-11184	Fedders Inc.				$323

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds		2/29/2008
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US$	1	2/29/2008
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	16	2/29/2008

07-11185	Fedders International, Inc.				$17

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.			Petty Cash	2	1/18/2008

07-11187	Fedders Islandaire, Inc. [3]				$2

07-11188	Fedders Outlet, Inc.	Wachovia (CC Receipts)	2000006939267	Credit Card	—	2/22/2008
07-11188	Fedders Outlet, Inc.			Petty Cash	—	2/22/2008

07-11188	Fedders Outlet, Inc.				$—

07-11192	Trion, Inc.			Petty Cash	$3	2/29/2008

					$2,637

[1]	Account coding error between two accounts, will be properly reflected in February

[2]	Should be credit against Other Assets

[3]	Business was sold on 1/18/08

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 01/31/2008

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below. [1]		X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

[1]	Trion is still in the process of preparing the filing for out-of-state sales tax payable

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for January, 2008, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name: Robert Laurent
Title: Chief Financial Officer